SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported26-Nov-01

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2001-HE12
(Exact name of registrant as specified in its charter)


          Delaware                      333-49820-12          13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

     On May 24, 2001 a scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 26-Nov-01
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated         26-Nov-01


Credit Suisse First Boston Mortgage Securities Corp Mortgage-Backed Pass-Through
 Certificates, Series 2001-HE12

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date: ###############

DISTRIBUTION SUMMARY

                         Beginning             Current Perio        Accrued
          Original Current Principa Principal  Pass-Through        Interest
Class  Face Value           Amount Distribution        Rate Distributed (1)
A-1    335000000.00    306936936.65 11576135.07     2.73000%       744833.63
A-2    115000000.00    105366411.09  3973897.11     2.68000%       251006.21
A-IO   450000000.00    412303347.74        0.00     5.23000%      2241707.07
M-1     23750000.00     23750000.00        0.00     3.12000%        65866.67
M-2     15000000.00     15000000.00        0.00     3.64000%        48533.33
B       11250000.00     11250000.00        0.00     4.82000%        48200.00
X      500000050.00    465266359.64        0.00                         0.00
R             50.00            0.00        0.00     2.73000%            0.00
Total  500000050.00    462303347.74 15550032.18                   3400146.91


                      Certificate      Ending
     Realized Loss        Interest Current Prin
         Principal      Shortfall      Amount
Class
  A-1           N/A            0.00295360801.58
  A-2           N/A            0.00101392513.97
 A-IO           N/A            0.00396753315.56
  M-1          0.00            0.00 23750000.00
  M-2          0.00            0.00 15000000.00
    B          0.00            0.00 11250000.00
    X           N/A            0.00450446843.76
    R           N/A            0.00        0.00
Total          0.00            0.00446753315.56

AMOUNTS PER $1,000 UNIT
                                                   Interest          Ending
                              Prin         Int Carry-forward      Curr Prin
ClassCusip            Distribution Distribution      Amount          Amount
A-1  22540AQ84         34.55562707  2.22338397   0.00000000    881.67403458
A-2  22540AQ92         34.55562707  2.18266270   0.00000000    881.67403456
A-IO 22540AR26          0.00000000  4.98157127   0.00000000    881.67403457
M-1  22540AR42          0.00000000  2.77333347   0.00000000   1000.00000000
M-2  22540AR59          0.00000000  3.23555533   0.00000000   1000.00000000
B    22540AR83          0.00000000  4.28444444   0.00000000   1000.00000000
X    N/A                0.00000000  0.00000000   0.00000000    900.89359743
R    22540AR67          0.00000000  0.00000000   0.00000000      0.00000000

     SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2001-HE12


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA